UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2007

ALTEON INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16043	13-3304550
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

221 West Grand Avenue
Montvale, New Jersey 07645
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (201) 934-5000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 14, 2007, Alteon Inc., a Delaware corporation ( “Company”), entered into an amendment (the “Amendment”), effective as of April 30, 2007, to that certain Registration Rights Agreement dated January 11, 2007, by and among the Company and the holders of the Company’s Senior Secured Convertible Promissory Notes (the “Registration Rights Agreement”), set forth on the signature pages thereto and on the signature pages to the Amendment. The Amendment changes the date by which the Company is required to file an initial registration statement in accordance with the Registration Rights Agreement from April 30, 2007 to June 15, 2007.

The preceding description of the Amendment does not purport to be complete and is qualified in its entirety by reference to such Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

10.1 Amendment No. 1 to Registration Rights Agreement, dated May 14, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTEON INC.

Dated: May 18, 2007	By:	/s/ Noah Berkowitz, M.D., Ph.D.
Noah Berkowitz, M.D., Ph.D. President and Chief Executive Officer

Exhibit Index

Exhibit Number	Description

10.1	Amendment No. 1 to Registration Rights Agreement, dated May 14, 2007